GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds
Class A, B, C, Institutional and Service Shares of the
Goldman Sachs Tollkeeper Fund
(the “Fund”)

Supplement dated May 20, 2010 to
Prospectuses dated December 29, 2009

Effective July 31, 2010, the Fund is changing its name to the “Goldman Sachs Technology Tollkeeper Fund.” The Fund will not change its principal investment strategies, and will continue to invest at least 80% of its Net Assets in “Tollkeeper” companies, as that term is described in the Prospectuses. However, the Fund will refer to such companies as “Technology Tollkeeper” companies.

Accordingly, effective July 31, 2010, all references in the Prospectuses to “Tollkeeper” or “Tollkeepers” are hereby replaced with “Technology Tollkeeper” or “Technology Tollkeepers,” respectively.

This Supplement should be retained with your Prospectus for future reference.

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TOLLNAMSTK 5-10